Exhibit 10.28

FORM OF

REGISTRATION RIGHTS AGREEMENT

Registration Rights Agreement, dated as of                  (this “Agreement”), by and among Lazard Group Finance LLC, a Delaware limited liability company (the “Issuer”), Lazard Ltd, an exempted company organized under the laws of Bermuda (“PubliCo”), Lazard LLC, a Delaware limited liability company (the “Company”) and IXIS-Corporate & Investment Bank, an entity organized under the laws of France (the “Investor”).

W I T N E S S E T H :

WHEREAS, the Company is engaged in a series of financing transactions, including an IPO of PubliCo, in conjunction with a reorganization of the Company (the “Reorganization”);

WHEREAS, as part of the Reorganization and in connection with the IPO, the Company, has, or has caused the Issuer and PubliCo to issue and sell in one or more underwritten public offerings the Securities;

WHEREAS, entry into this Agreement by the Issuer, PubliCo and the Company is a condition to consummation by the Investor of the transactions contemplated by the letter agreement, dated as of March 15, 2005, by and among the Company and the Investor (the “Purchase Agreement”), whereby the Investor has agreed to purchase, and the Company has agreed to cause the Issuer and PubliCo to sell to the Investor, the Securities; and

WHEREAS, the Company, the Issuer, PubliCo and the Investor desire to enter into this Agreement to set forth the terms and conditions of the registration rights and obligations of the Issuer, PubliCo, the Company and the Investor, their respective Affiliates and certain transferees of Securities to be held by the Investor or its Affiliates;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

Article I

Definitions

Section 1.1 Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the meanings ascribed to them below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Exchange Act” means the Securities Exchange Act of 1934, as from time to time amended, and the rules and regulations of the SEC promulgated thereunder.

“HoldCo” means LAZ-MD Holdings LLC, a limited liability company organized or to be organized under the laws of the state of Delaware.

“Holder” shall mean the Investor, any Affiliate of the Investor, and any permitted transferee, pursuant to this Agreement, of Registrable Securities held by such Holder, in each case so long as such Holder holds Registrable Securities.

“Partners” means each holder of exchangeable interests in HoldCo and each other managing director or employee of PubliCo or the Company or their respective subsidiaries or controlled Affiliates that receives any awards of or convertible or exchangeable into PubliCo shares.

“Person” means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or other entity.

“PubliCo Shares” means shares ordinary or common shares of PubliCo.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or any other amendments and supplements to such prospectus, including without limitation any preliminary prospectus, any pre-effective or post-effective amendment and all material incorporated by reference in any prospectus.

“Registrable Securities” means Securities which are issued or sold to any Holder pursuant to and in accordance with the terms of the Purchase Agreement, and any securities issued or issuable in respect of or in exchange for any such Securities. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) such securities shall have ceased to be outstanding. For any calculations relating to Registrable Securities herein, the Debt Securities are counted as the number of PubliCo Shares issuable in respect of such Debt Securities (whether or not then issued), assuming that the maximum number of PubliCo Shares issuable in respect of the Debt Securities have been issued in respect thereof.

“Registration Expenses” has the meaning set forth in Article V.

“Registration Statement” means any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Securities Act” means the Securities Act of 1933, as from time to time amended, and the rules and regulations of the SEC promulgated thereunder.

Article II

Demand Registrations

Section 2.1 Requests for Registration. Subject to the provisions of this Article II, any Holder or group of Holders holding Registrable Securities representing at least 50.1% the Registrable Securities then outstanding may at any time make (a) one written request for registration under the Securities Act of at least 33% of such Holders’ Registrable Securities consisting of Debt Securities on the Issuer and (b) four written requests for registration under the Securities Act of at least 25% of such Holders’ Registrable Securities consisting of PubliCo Shares having an aggregate market value greater than U.S.$20 million on PubliCo (such written request, in either case, a “Demand Registration”). Such requests shall specify the amount of Registrable Securities to be registered and the intended method or methods of disposition. Promptly after receipt of such request, the Issuer, in the case of Registrable Securities consisting of Debt Securities, or PubliCo in the case of Registrable Securities consisting of PubliCo Shares shall send written notice of such request to all Holders and shall, subject to the provisions of this Article II, include in such Demand Registration all Registrable Securities with respect to which the Issuer or PubliCo, as the case may be, receives written requests (specifying the amount of Registrable Securities to be registered and the intended method or methods of disposition) for inclusion therein within 15 days after such notice is sent; provided that if the managing underwriter(s) for a Demand Registration in which Registrable Securities are proposed to be included pursuant to this Article II that involves an underwritten offering shall advise the Holders and the Issuer or PubliCo, as the case may be, that in its reasonable opinion, the number of Registrable Securities to be sold would adversely affect the success of the offering, then the Issuer or PubliCo, as the case may be, will reduce the number of Registrable Securities included in such registration to the number that, in the opinion of the managing underwriter(s), can be sold without having the adverse effect referred to above. The number of Registrable Securities that may be registered shall be allocated in the following priority: first, pro rata among the Holders participating in the Demand Registration, based on the number of Registrable Securities beneficially owned by the respective Holders, second, all Debt Securities or PubliCo Shares proposed to be registered for offer and sale by the Issuer or PubliCo, as the case may be, and third, to Debt Securities or PubliCo Shares proposed to be registered pursuant to any piggy-back registration rights of third parties. As promptly as practicable thereafter, but in no event later than 45 days after the end of such 15-day period, but subject to Section 2.3 hereof, the Issuer or PubliCo, as the case may be, shall use its reasonable best efforts to file with the SEC a Registration Statement, registering all Registrable Securities that any Holders have requested to register, for disposition in accordance with the intended method or methods set forth in their notices to the Issuer or PubliCo, as the case may be. The Issuer and/or PubliCo, as the case may be, shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after filing and to remain effective until the earlier of (i) 150 days following the date on which it was declared effective and (ii) the date on which all of the Registrable Securities covered thereby are disposed of in accordance with the method or methods of disposition stated therein; provided that no Registration Statement for a Demand Registration shall become effective prior to the day following the expiration of the Lock-up Period.

Notwithstanding anything to the contrary in this Article II, no Holder shall have the right to require the Issuer or PubliCo, as the case may be, to register any Registrable Securities pursuant to Article II during any period (not to exceed 135 days) following the closing of the completion of the distribution of the securities offered by the Issuer or PubliCo, as the case may be, and registered pursuant to the Article III Notice that would cause the Issuer or PubliCo, as the case may be, to breach a lock-up provision contained in the underwriting agreement for such distribution.

Section 2.2 Number and Timing of Registrations. The Holders shall be entitled to request no more than one (1) Demand Registration on the Issuer and no more than four (4) Demand Registrations on PubliCo.

Section 2.3 Suspension of Registration. The Company or PubliCo shall have the right to delay the filing or effectiveness of the Registration Statement for any Demand Registration or to require the Holders not to sell under any Registration Statement or to delay the preparation and filing of any supplement or post-effective amendment to the applicable Registration Statement or Prospectus or any document incorporated therein by reference, in each case during two periods aggregating not more than 150 days in each 12-month period, if (i) the Issuer or PubliCo, as the case may be, would, in accordance with the advice of its outside counsel, be required to disclose in the Prospectus information not otherwise then required to be publicly disclosed and (ii) in the judgment of the Issuer’s or PubliCo’s Board of Directors, as the case may be, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the Prospectus, would materially and adversely affect any existing or prospective material business situation, transaction or negotiation or otherwise materially and adversely affect the Issuer or PubliCo, as the case may be. In the event that the ability of the Holders to sell shall be suspended for any reason, the period of such suspension shall not count towards compliance with the 150-day period referred to under clause (i) of Section 2.1 of this Agreement.

Section 2.4 Interrupted Registration. A registration requested pursuant to this Article II shall not be deemed to have been requested by the Holders of Registrable Securities pursuant to Section 2.2: (i) unless it has been declared effective by the SEC; (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC for any reason other than misrepresentation or an omission by the requesting Holders; (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied other than by reason of some wrongful act or omission, or act or omission in bad faith, by such Holders; or (iv) if such request has been withdrawn by the requesting Holders and such Holders shall have elected to pay all Registration Expenses of the Issuer or PubliCo, as the case may be, in connection with such withdrawn request.

Article III

Piggy-back Registrations

Section 3.1 Right to Include Registrable Securities. If at any time after expiration of the Lock-Up Period the Issuer or PubliCo proposes to register any of its Securities or PubliCo Shares under the Securities Act, whether or not for sale for its own account (other than pursuant to a registration statement on Form S-4 or Form S-8, any successor or similar forms or a registration statement for the sale of PubliCo Shares issuable or issued upon exchange, conversion or sale of Partners’ interests in HoldCo), in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time promptly give written notice to all Holders: (i) of its intention to do so, (ii) of the form of registration statement of the SEC that has been selected by the Issuer or PubliCo, as the case may be, and (iii) of rights of Holders under this Article III (the “Article III Notice”). The Issuer or PubliCo, as the case may be, will include in the proposed registration all Registrable Securities that the Issuer or PubliCo, as the case may be, is requested in writing, within 15 days after the Article III Notice is given, to register by the Holders thereof (the “Piggy-back Registration”); provided, however, that (i) if, at any time after giving written notice of its intention to register any Securities or PubliCo Shares and prior to the effective date of the Registration Statement filed in connection with such registration, the Issuer or PubliCo, as the case may be, shall determine that none of such Securities or PubliCo Shares shall be registered, the Issuer or PubliCo, as the case may be, may, at its election, give written notice of such determination to all Holders who so requested registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Article II hereof and (ii) in case of a determination by the Issuer or PubliCo, as the case may be, to delay registration of its Securities or PubliCo Shares, the Issuer or PubliCo, as the case may be, shall be permitted to delay the registration of such Registrable Securities pursuant to this Article III for the same period as the delay in registering such other Securities or PubliCo Shares by the Issuer or PubliCo, as the case may be or may abandon the registration of Securities, in the sole discretion of the Issuer or PubliCo, as the case may be. No registration effected under this Article III shall relieve the Issuer or PubliCo, as the case may be, of its obligations to effect registrations upon request under Article II. If the Piggy-back Registration will be an underwritten offering, the Issuer or PubliCo, as the case may be, will be entitled to select all of the underwriters.

Section 3.2 Priority; Registration Form. If the managing underwriter(s) for a registration in which Registrable Securities are proposed to be included pursuant to this Article III that involves an underwritten offering shall advise the Issuer or PubliCo, as the case may be, that in its opinion, the inclusion of the number of Registrable Securities or PubliCo Shares to be sold for the account of Holders would adversely affect the success of the offering, then the number of Securities or PubliCo Shares to be sold shall be reduced to the number that, in the opinion of the managing underwriter(s), can be sold without having the adverse effect referred to above. The reduced number of Securities or PubliCo Shares that may be registered shall be allocated, in the following priority: first, all of Securities or PubliCo Shares proposed to be registered for offer and sale by the Issuer or PubliCo, as the case may be, second, to Securities or PubliCo Shares proposed to be registered pursuant to any demand registration rights of third parties, third, to Registrable Securities proposed to be registered by Holders as a Piggy-back Registration. The reduced number of Registrable Securities that may be registered shall be allocated pro rata among the Holders participating in the Piggy-back Registration, based on the number of Registrable Securities beneficially owned by the respective Holders. If, as a result of the proration provisions of this Section 3.2, any Holder shall not be entitled to include all Registrable Securities in a registration pursuant to this Article III that such Holder has requested be included, such Holder may elect to withdraw its Registrable Securities from the registration.

Section 3.3 Merger, Consolidation, etc. Notwithstanding anything in this Article III to the contrary, Holders shall not have any right to include their Registrable Securities in any distribution or registration of Securities or PubliCo Shares by the Issuer or PubliCo, as the case may be, which is pursuant to a merger, amalgamation, consolidation, acquisition, exchange offer, sale of PubliCo Shares issuable or issued upon exchange, conversion or sale of Partners’ interests in HoldCo, recapitalization, other reorganization, dividend reinvestment plan, stock option plan or other employee benefit plan, or any similar transaction having similar effect.

Article IV

Registration Procedures

Section 4.1 Use Reasonable Best Efforts. For purposes of a registration request relating to Debt Securities, if required by the Securities Act, such request shall give rise to registration obligations of both the Issuer in respect of such Debt Securities and of PubliCo in respect of the PubliCo shares issuable in respect of such Debt Securities. In connection with the Issuer’s or PubliCo’s registration obligations pursuant to Article II and Article III hereof, the Issuer or PubliCo, as the case may be, shall use its reasonable best efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Issuer or PubliCo, as the case may be, shall as expeditiously as reasonably practicable:

(a) prepare and file with the SEC a Registration Statement or Registration Statements relating to the registration on any appropriate form under the Securities Act, and to cause such Registration Statements to become effective as soon as reasonably practicable and to remain continuously effective for the time period required by this Agreement to the extent permitted under the Securities Act;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 2.1; and to cause the Registration Statement and the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed in accordance with the Securities Act and any rules and regulations promulgated thereunder; and otherwise to comply with the provisions of the Securities Act as may be necessary to facilitate the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of disposition by the selling Holders thereof set forth in such Registration Statement or such Prospectus or Prospectus supplement;

(c) notify the selling Holders and the managing underwriter(s), if any, promptly if at any time (i) any Prospectus, Registration Statement or amendment or supplement thereto is filed, (ii) any Registration Statement, or any post-effective amendment thereto, becomes effective, (iii) the SEC requests any amendment or supplement to, or any additional information in respect of, any Registration Statement or Prospectus, (iv) the SEC issues any stop order suspending the effectiveness of a Registration Statement or initiates any proceedings for that purpose, (v) the Issuer or PubliCo, as the case may be, receives any notice that the qualification of any Registrable Securities for sale in any jurisdiction has been suspended or that any proceeding has been initiated for the purpose of suspending such qualification, or (vi) any event occurs which requires that any changes be made in such Registration Statement or any related Prospectus so that such Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that in the case of this subclause (vi), such notice need only state that an event of such nature has occurred, without describing such event. The Issuer or PubliCo, as the case may be, hereby agrees to promptly reimburse any selling Holders for any reasonable out-of-pocket losses and expenses incurred in connection with any uncompleted sale of any Registrable Securities in the event that the Issuer or PubliCo, as the case may be, fails to timely notify such Holder that the Registration Statement then on file with the SEC is no longer effective;

(d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the qualification of any Registrable Securities for sale in any jurisdiction, at the earliest reasonably practicable moment;

(e) if requested by the managing underwriter(s) or any Holder of Registrable Securities being sold in connection with an underwritten offering, incorporate into a Prospectus supplement or a post-effective amendment to the Registration Statement any information which the managing underwriter(s) and such Holder reasonably agree is required to be included therein relating to such sale of Registrable Securities; and to file such supplement or post-effective amendment as soon as practicable in accordance with the Securities Act and the rules and regulations promulgated thereunder and the Companies Act 1981 of Bermuda;

(f) furnish to each selling Holder and each managing underwriter, if any, one signed copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including all financial statements and schedules thereto, all documents incorporated therein by reference and all exhibits thereto (including exhibits incorporated by reference) as promptly as practicable after filing such documents with the SEC and the Registrar of Companies in Bermuda;

(g) deliver to each selling Holder and each underwriter, if any, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and to consent to the use of such Prospectus or any amendment or supplement thereto by each such selling Holder and underwriter, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus, amendment or supplement;

(h) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify, or to cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as may be requested by the Holders of a majority of the Registrable Securities included in such Registration Statement; to keep each such registration or qualification effective during the period set forth in Section 2.1 that the applicable Registration Statement is required to be kept effective; and to do any and all other acts or things necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Issuer or PubliCo, as the case may be, will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service in any jurisdiction where it is not then so subject;

(i) to cooperate with the selling Holders and the underwriter(s), if any, in the preparation and delivery of certificates representing the Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such selling Holders or managing underwriter(s) may request at least two (2) Business Days prior to any sale of Registrable Securities represented by such certificates;

(j) subject to Section 4.3 hereof, upon the occurrence of any event described in clause (vi) of Section 4.1(c) above, promptly to prepare and file a supplement or post-effective amendment to the applicable Registration Statement or Prospectus or any document incorporated therein by reference, and any other required documents, so that such Registration Statement and Prospectus will not thereafter contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and to cause such supplement or post-effective amendment to become effective as soon as practicable;

(k) to take all other actions in connection therewith as are reasonably necessary or desirable in order to expedite or facilitate the disposition of the Registrable Securities included in such Registration Statement and, in the case of an underwritten offering: (i) to enter into an underwriting agreement in customary form with the managing underwriter(s) (such agreement to contain standard and customary indemnities, representations, warranties and other agreements of or from the Issuer or PubliCo, as the case may be; (ii) to obtain opinions of counsel to the Issuer or PubliCo, as the case may be, (which (if reasonably acceptable to the underwriter(s)) may be the Issuer’s or PubliCo’s inside counsel) addressed to the underwriter(s), such opinions to be in customary form; and (iii) to obtain “comfort” letters from the Issuer’s or PubliCo’s independent certified public accountants addressed to the underwriter(s), such letters to be in customary form;

(l) make available for inspection by any selling Holder of Registrable Securities, any underwriter(s) participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such selling Holder or underwriter(s) all financial and other records, pertinent corporate documents and properties of the Issuer or PubliCo, as the case may be, and cause the Issuer’s or PubliCo’s officers, directors, employees, attorneys and independent accountants to supply all information reasonably requested by any such selling Holders, underwriter(s), attorneys, accountants or agents in connection with such Registration Statement. Each selling Holder of Registrable Securities agrees, on its own behalf and on behalf of all its underwriter(s), accountants, attorneys and agents, that the information obtained by it as a result of such inspections shall be kept confidential by it and not disclosed by it, in each case unless and until such information is made generally available to the public other than by such selling Holder. Each selling Holder of Registrable Securities further agrees, on its own behalf and on behalf of all its underwriter(s), accountants, attorneys and agents, that it will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give notice to the Issuer or PubliCo, as the case may be, and allow the Issuer or PubliCo, as the case may be, at its expense, to undertake appropriate action to prevent disclosure of the information deemed confidential;

(m) take all such other actions not inconsistent with the terms of this Agreement as the Holders of a majority of the Registrable Securities being sold or the underwriter(s), if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(n) if and to the extent PubliCo sponsors an American Depositary Receipt program in respect of PubliCo Shares, if requested by a Holder, it shall create additional American Depositary Shares (“ADS”) in respect of PubliCo Shares to be registered, representing the same number of underlying shares per ADS as the ADSs that previously were created and issued; and

(o) reasonably cooperate with the selling Holders and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made by the NASD.

Section 4.2 Holders’ Obligation to Furnish Information. The Issuer or PubliCo, as the case may be, may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Issuer or PubliCo, as the case may be, such information regarding the distribution of such Registrable Securities as the Issuer or PubliCo, as the case may be, may from time to time reasonably request in writing.

Section 4.3 Suspension of Sales Pending Amendment of Prospectus. Each Holder shall, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (iii)-(vi) of Section 4.1(c) above, suspend the disposition of any Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of a supplemented or amended Prospectus or until it is advised in writing by the Issuer or PubliCo, as the case may be, that the use of the applicable Prospectus may be resumed, and, if so directed by the Issuer or PubliCo, as the case may be, such Holder will deliver to the Issuer or PubliCo, as the case may be, all copies, other than permanent file copies, then in such Holder’s possession of any Prospectus covering such Registrable Securities. If the Issuer or PubliCo, as the case may be, shall have given any such notice during a period when a Demand Registration is in effect, the 90-day period described in Section 2.1 shall be extended by the number of days of such suspension period.

Section 4.4 No Required Registration. The Issuer or PubliCo, as the case may be, shall not be required to file a Registration Statement pursuant to the provisions of Article IV hereof, if the Issuer or PubliCo, as the case may be, shall receive a written opinion from its counsel that all of the Registrable Securities which any Holder has requested or may request to have registered may, as of the date of such opinion, be sold in the public market of the United States, in unlimited amounts, under Rule 144(k), without registration under the Securities Act.

Article V

Registration Expenses

Section 5.1 Registration Expenses. All reasonable and documented expenses incident to the Issuer’s or PubliCo’s performance of or compliance with its obligations under this Agreement, including without limitation all (i) registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses, (iv) fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or “comfort” letters required by or incident to such performance or compliance), (v) securities acts liability insurance (if the Issuer or PubliCo, as the case may be, elects to obtain such insurance) and (vi) the expenses and fees for listing securities to be registered on each securities exchange on which Securities are then listed shall be borne by the demanding Holders in the case of a Demand Registration, and the Issuer or PubliCo, as the case may be, otherwise (all such expenses being herein referred to as “Registration Expenses”); provided, however, that Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities or the fees and expenses of counsel for the Holders of Registrable Securities covered by each Registration Statement, which underwriting discounts, commissions, fees and expenses of counsel shall in all cases be borne solely by the Holders.

Article VI

Indemnification

Section 6.1 Indemnification by the Company. In the event of any registration of any securities of the Issuer or PubliCo, as the case may be, under the Securities Act pursuant to Article II or Article III hereof, the Issuer or PubliCo, as the case may be, will, and hereby does, indemnify and hold harmless the selling Holder of any Registrable Securities covered by such Registration Statement, its affiliates, general and limited partners, members and shareholders and each of its and their directors, officers, managers, employees, attorneys, investment advisors and agents, each other Person who participates as an underwriter, if any, in the offering or sale of such securities and each other Person, if any, who controls such selling Holder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Issuer’s or PubliCo’s consent, which consent shall not be unreasonably withheld) to which such selling Holder or other indemnified Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Issuer or PubliCo, as the case may be, shall have filed with the SEC any amendment thereof or supplement thereto), if used prior to the effective date of such Registration Statement, or contained in the Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Issuer or PubliCo, as the case may be, shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any violation by the Issuer or PubliCo, as the case may be, of any federal, state or common law rule or regulation applicable to the Issuer or PubliCo, as the case may be, and relating to action required of or inaction by the Issuer or PubliCo, as the case may be, in connection with any such registration, and the Issuer or PubliCo, as the case may be, will reimburse such selling Holder and each other indemnified Person for any legal or any other expenses reasonably incurred by any of them in connection with defending any such loss, claim, liability, action or proceeding; provided, however, that the Issuer or PubliCo, as the case may be, shall not be liable to any such selling Holder or other indemnified Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with written information furnished to the Issuer or PubliCo, as the case may be, by or on behalf of any such selling Holder or other indemnified Person, specifically for use in the preparation thereof; and provided, further, that the Issuer or PubliCo, as the case may be, will not be liable to any Person who participates as an underwriter in any underwritten offering or sale of Registrable Securities, or to any Person who is a selling Holder in any non-underwritten offering or sale of Registrable Securities, or any other Person, if any, who controls such underwriter or selling Holder within the meaning of the Securities Act, under the indemnity agreement in this Section 6.1 with respect to any preliminary Prospectus or the final Prospectus (including any amended or supplemented preliminary or final Prospectus), as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter, selling Holder or controlling Person results from the act that such underwriter or selling Holder sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented, whichever is most recent, if the Issuer or PubliCo, as the case may be, has previously furnished copies thereof to such underwriter or selling Holder and such final Prospectus, as then amended or supplemented, has corrected any such misstatement or omission.

Section 6.2 Indemnification by the Selling Holders. In consideration of the Issuer’s or PubliCo’s including any Registrable Securities in any Registration Statement filed in accordance with Article II or Article III hereof, each prospective selling Holder (each, a “Holder Indemnitor”) of such Registrable Securities shall be deemed to have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1 hereof) the Issuer or PubliCo, as the case may be, and its directors, officers, employees, managers, attorneys, investment advisors and agents and each person controlling the Issuer or PubliCo, as the case may be, within the meaning of the Securities Act (each, an “Indemnitee”) against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with such Holder Indemnitor’s consent, which consent shall not be unreasonably withheld) to which the Indemnitees may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer or PubliCo, as the case may be, or its representatives by or on behalf of such selling Holder specifically for use in the preparation of such Registration Statement, preliminary, final or summary Prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Issuer or PubliCo, as the case may be, or any of its directors, officers or controlling Persons. The Issuer, or PubliCo, as the case may be, may require as a condition to its including Registrable Securities in any Registration Statement filed hereunder that the holder thereof acknowledge its agreement to be bound by the provisions of this Agreement (including Article VI) applicable to it.

Section 6.3 Notices of Claims. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article VI, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, further, that if, in the indemnified party’s reasonable judgment, a conflict of interest between the indemnified party and the indemnifying party exists or may exist in respect of such claim, then such indemnified party shall have the right to participate in the defense of such claim and to employ one firm of attorneys at the indemnifying party’s expense to represent such indemnified party. No indemnified party will consent to entry of any judgment or enter into any settlement without the indemnifying party’s consent to such judgment or settlement, which shall not be unreasonably withheld.

Section 6.4 Contribution. If the indemnification provided for in this Article VI is unavailable or insufficient to hold harmless an indemnified party under this Article VI, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in this Article VI in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The Issuer or PubliCo, as the case may be, agrees, and the Holders (in consideration of the Issuer’s or PubliCo’s including any Registrable Securities in any Registration Statement filed in accordance with Article II or Article III hereof) shall be deemed to have agreed, that it would not be just and equitable if contributions pursuant to this Section 6.4 were to be determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6.4. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 6.3 if the indemnifying party has assumed the defense of any such action accordance with the provisions thereof) which is the subject of this Section 6.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 6.4 of notice of the commencement of any action against such party in respect of which a claim for contribution has been made against an indemnifying party under this Section 6.4, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 6.3 has not been given with respect to such action; provided, however, that the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise under this Section 6.4, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice.

Article VII

Rule 144

Section 7.1 Rule 144. The Issuer and PubliCo shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, so long as it is subject to such reporting requirements, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144. Upon the request of any Holder, the Issuer or PubliCo, as the case may be, shall deliver to such Holder a written statement stating whether it has complied with such requirements, and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Article VIII

Underwritten Registrations

Section 8.1 Selection of Underwriter(s). If any of the Registrable Securities covered by any Demand Registration are to be sold in an underwritten offering, the underwriter or underwriters and managing underwriter or managing underwriters that will administer the offering shall be selected by the Issuer or PubliCo, as the case may be; provided, however, that such underwriter(s) and managing underwriter(s) shall be subject to the approval of the Holders of a majority in aggregate amount of Registrable Securities included in such offering, which approval shall not be unreasonably withheld.

Section 8.2 Agreements of Selling Holders. No Holder shall sell any of its Registrable Securities in any underwritten offering pursuant to a registration hereunder unless such Holder (i) agrees to sell such Registrable Securities on a basis provided in any underwriting agreement in customary form, including the making of customary representations, warranties and indemnities and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreements or as reasonably requested by the Issuer or PubliCo, as the case may be (whether or not such offering is underwritten).

Article IX

Holdback Agreements

Section 9.1 Restrictions on Public Sales by Holders. To the extent not inconsistent with applicable law, each Holder that is timely notified in writing by the managing underwriter or underwriters shall not effect any public sale or distribution (including a sale pursuant to Rule 144) of any securities of the same class or issue being registered in an underwritten offering (other than pursuant to an employee stock option, stock purchase, stock bonus or similar plan, pursuant to a merger, an exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) or any securities of the Issuer or PubliCo, as the case may be, convertible into or exchangeable or exercisable for securities of the same class or issue, during the 7-day period prior to the effective date of the applicable Registration Statement, if such date is known, or during the period beginning on such effective date and ending either (i) 60 days after such effective date or (ii) any such earlier date as may be requested by the managing underwriter or underwriters of such registration, except as part of such registration.

Article X

Effectiveness and Termination

Section 10.1 Effectiveness. This Agreement shall take effect immediately upon the Closing and shall remain in effect until it is terminated pursuant to Section 10.2 hereof.

Section 10.2 Termination. Other than the termination provisions applicable to particular Sections of this Agreement that are specifically provided elsewhere in this Agreement, this Agreement shall terminate upon the earliest to occur of the following:

(a) The tenth anniversary of the Closing; or

(b) Mutual written agreement of the Company, the Issuer, PubliCo and the Investor at any time to terminate this Agreement.

Article XI

Miscellaneous

Section 11.1 Amendments and Waivers. This Agreement may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed, in the case of an amendment, by all of the parties hereto, or in the case of a waiver or consent, by the party against whom the waiver or consent, as the case may be, is to be effective.

Section 11.2 Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the Company, the Holders and their respective successors, assigns and transferees.

Section 11.3 No Inconsistent Agreements. The Company, Issuer or PubliCo will not on or after the date of this Agreement enter into any agreement which conflicts with the provisions of this Agreement without the prior written consent of the majority of the Holders. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s, Issuer’s or PubliCo’s other issued and outstanding securities under any such agreements. If the Company, Issuer or PubliCo grants registration or similar rights (including demand registration rights) to any Person other than an Affiliate, employee or Partner of the Company, Issuer, or PubliCo (such Person, a “Third Party”) with respect to PubliCo Shares or Debt Securities that are more favorable in any material respect than the rights or benefits afforded to Holders herein, the Company, Issuer or PubliCo, as the case may be, shall grant substantially similar registration or similar rights with respect to PubliCo Shares or Debt Securities to the Holders.

Section 11.4 Integration. This Agreement and the documents referred to herein or delivered pursuant hereto that form a part hereof contain the entire understanding of the Company and the Holders with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the Company and the Holders with respect to its subject matter.

Section 11.5 Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telecopier or hand delivery:

If to the Company, to:

Lazard LLC

30 Rockefeller Plaza

New York, NY 10020

Fax:

Attn: General Counsel

If to Issuer, to:

Lazard Group Finance LLC

30 Rockefeller Plaza

New York, NY 10020

Fax:

Attn: General Counsel

If to PubliCo, to:

Lazard Ltd

Clarendon House

2 Church Street

Hamilton HM 11

Bermuda

Fax:

Attn: Secretary

In each case, with a copy to:

Wachtell Lipton Rosen & Katz

51 W. 52nd Street

New York, NY 10019

Fax: (212) 403-2327

Attn: Adam Chinn, Esq. & David C. Karp, Esq.

If to any of the Holders, to the address of such Holders as shown in the record books of the Issuer or PubliCo, as the case may be.

All such notices and communications shall be deemed to have been given or made (i) when delivered by hand or (ii) when telecopied, receipt acknowledged. The Company, Issuer or PubliCo may change its address for receipt of notices by notice of such change given in the manner contemplated hereby to the Holders.

Section 11.6 Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit, expand or otherwise affect the meaning of the terms contained herein.

Section 11.7 Severability. In the event that any one or more of the provisions hereof is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the Company, Issuer, PubliCo and the Holders shall be enforceable to the fullest extent permitted by law.

Section 11.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles thereof relating to conflict of laws.

[Rest of Page Intentionally Blank;

Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.

LAZARD LLC

By:
	Name:	Steven J. Golub
	Title:	Vice Chairman

IXIS CORPORATE & INVESTMENT BANK

By:
	Name:	Anthony Orsatelli
	Title:	Président du Directoire

LAZARD GROUP FINANCE LLC

By:
	Name:	Steven J. Golub
	Title:	President

LAZARD LTD

By:
	Name:	Steven J. Golub
	Title:	President